UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31,

Date of reporting period:  October 31, 2011

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

RAMIUS FUNDS

RAMIUS DYNAMIC REPLICATION FUND

ANNUAL REPORT
October 31, 2011

Ramius Dynamic Replication Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance and Summary	9
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Supplemental Information	28
Fund Expenses	32

Dear Fellow Shareholder:

We are pleased to provide our second annual letter for the Ramius Dynamic Replication Fund (the “Fund”) including an overview of the market environment and commentary on Fund performance.  We appreciate your continued support.

Overview of Market Environment: November 1, 2010 – October 31, 2011

The strongest trends of 2010 materialized in the last few months of the year as the combination of improved economic activity and supportive policy initiatives provided a favorable environment for risk assets. The second round of Quantitative Easing (“QE2”) dominated the market’s attention early in fourth quarter of 2010, characterized by risk assets moving higher and correlations across risk assets and bond markets increasing as well. Interestingly, this phenomenon rewarded bears (long bonds/short the dollar) and bulls (long risky assets) alike, though by the end of the quarter the improving trend in the U.S. economy began to drive differentiation across assets (risky versus lower risk) and impact portfolios in equally different ways.

The first quarter of 2011 was significant in many ways. Equity, credit and commodity asset classes continued their move higher while portfolio positioning was tested at times by volatility and regional, sector, and market-cap rotations. By the end of the quarter, equity markets were higher by 3% with developed markets outperforming developing markets, global commodity markets were higher by 5% and high yield credit up nearly 4%. The stand out loser was the U.S. dollar falling 4% against its trade weighted currency partners as the Federal Reserve remained one of the few central banks targeting ultra loose monetary policy objectives.

While most risk assets were higher over the quarter and volatility pushed lower there were times when consensus positioning was tested, including:

−
Significant sector rotation in European equities in January with defensive areas of the market like Consumer Staples and Northern Europe selling off in favor of the perceived riskier European peripheral markets.

−
Significant under performance of emerging markets versus developed markets especially early on in the quarter as policy makers in developing countries moved more aggressively to try and choke off rising inflation.

−	Rising unrest in the Middle East introducing a risk premium into the price of crude.

−
The Japanese earthquake/tsunami/nuclear disaster tested managers running elevated levels of risk and forced more crude risk management action resulting in losses being crystallized in carry currencies, structured credit, and commodities by a number of active managers.

What was equally relevant however was the lack of reaction across various markets to a number of other developments and upcoming events. This is likely to set the stage for the next chapter of the 2011 investment playbook. These include:

−	The rolling over of various U.S. economic indicators as the government’s contribution to GDP recedes, commodity prices (especially oil) rise, and the housing market remains moribund.

−	The ongoing deterioration of the U.S. Government Fiscal position and the failure of the current political structure to provide a lasting multi-term solution.

−
The increase in inflationary pressure was probably the most documented – leading commodity prices to rise and currencies to appreciate in developing markets to stem inflationary pressure. The follow-through to fixed income, credit and potentially equities was non existent.

−
The planned completion of QE2 and its impact on fixed income markets as well as the potential reversal of correlated themes across commodities, currencies and equity markets that took hold from August 2010.

Against this backdrop, large companies continued to improve in terms of the quality of their earnings and robustness of their balance sheet. Corporate activity increased significantly over the first quarter and we believe that these are likely the early stages of a super cycle. Cash on balance sheets has been referred to as the biggest driver of this activity. In addition to this, a new powerful driver of corporate activity is the maturity of the earnings cycle. Companies are facing increased cost pressures and are faced with a finite number of options to further expand profitability, especially in more mature industries. These include strategic intra sector consolidation allowing for fixed cost synergies to be taken out of combined businesses, improved pricing power through scale in the procurement process and lastly a greater ability to pass on higher prices to the end client as industry capacity is maintained or rather constrained. Where these avenues are exhausted due to anti-competitive regulation, companies will likely need to look to improving the trajectory of revenue growth and as a result, faster growing markets including product types and geographical footprints are likely to be sought out.

The second quarter of 2011 proved a test on two fronts, namely the case for economic activity as U.S. data showed few signs of improving after a slow start to the year and secondly, asset price stability as European government debt issues remained unresolved and more likely than ever to impact larger European countries and the inter connected banking system.

On the positive side, the 2nd quarter highlighted that some select anti-inflationary battles were being won in faster growing economies, especially China, as a combination of appreciating currencies, higher interest rates, lower commodity prices and tighter lending standards made their impact felt.

In a quarter that witnessed elevated risk from the European sovereign debt issues and mass liquidation in the commodity markets, investors could be forgiven for missing the deteriorating trend in economic activity well under way in the US. This was especially the case given the convenient reasons that softer economic data was more transitory in nature, including Japanese earthquake induced supply disruptions and higher gasoline prices.

Asset price stability, or rather instability, re-emerged as an important force in the 2nd quarter at the same time excess liquidity from QE2 began to run its course. This was especially visible through foreign reserve growth of faster growing economies facing new domestic priorities such as fighting inflation. Asset price stability often tells a story of market positioning as well as the market attempting to price uncertainty. The 2nd quarter witnessed explosions of both as commodity markets experienced their own flash crash in May as bullish positioning and changes in financing rates initiated a concerted risk reduction process that left commodity indices down 10% intra month in May ending the month down 5% followed by another 5% loss in June. Market positioning and the supply of new assets for a given market in a relatively short space of time drove instability in another asset – structured credit – over the quarter. A combination of bullish positioning by investors after a strong first quarter and new supply via an auction process of the 2008 Maiden Lane portfolio held by the Federal Reserve both contributed to a narrow marketplace being tested for liquidity and coming up somewhat short.

As it relates to the theme of pricing in the unknown the US debt ceiling debate began to unfold in the 2nd quarter. Further to this point, Europe was again the darling for the most doomsayers with debt issues pertaining to Greece, European banks and larger European countries like Spain and Italy the driving force. The knock on effect is no longer limited to European markets however as areas such as US High Yield witnessed two of their worst weeks in history with respect to mutual fund outflows (followed by the largest inflow in a single week in July).

The third quarter was challenging on many fronts as it was characterized by a worsening global growth trajectory, a downgrading of U.S. debt catalyzed by debt-ceiling brinkmanship, and the unresolved European debt crisis.

The impact on asset markets has been a significant pick up in volatility as a result of both a downward adjustment in the health of economic activity that supports the present value of assets as well as increase in the risk premiums associated with holding various (risky) assets. By the end of the third quarter, a number of regional, capitalization specific and sector equity indices moved back into bear market territory while credit markets incurred their most significant loss since 2008. Liquidity deteriorated across the board and market makers and other liquidity providers reduced the capital they commit to a number of asset markets.

Increased asset price volatility and lower levels of liquidity have been amplified by seemingly permanent changes in investment behavior since 2008 where deep financial scars remain sensitive to any type of loss and risk takers are committed primarily to risk management and risk taking. This has resulted in very one sided selling and buying pressure - normally in that order that has kept correlations at 20-year highs.

Looking forward, we believe the extreme asset price volatility has meant some investors have overlooked the fact that U.S. growth, which had deteriorated since March of this year, has begun to stabilize and slow growth appears the more likely outcome rather than a near term contraction. The position in Europe is less clear where the negative feedback loop surrounding the sovereign debt issues together with the implementation of broad based austerity plans will introduce ongoing headwinds to future growth. That being said, we believe low growth may be as dangerous as contraction as a growth rate of 1-2% with endless ‘growth scares’ that threaten a contraction around every corner introduces tremendous asset price volatility and correlation spikes, as experienced in the second quarter of 2010 and again in 2011. The result of this market dynamic is often a high level of portfolio activity that has the potential to be destructive.

In other developing markets, policy makers have previously embarked on policies aimed at steering fast growing and potentially inflationary conditions to quieter waters. These policies have been both monetary (higher interest rates) and fiscal (in the introduction of taxes on capital inflows and an acceptance that domestic currencies need to appreciate). Many of these policies now face possible reversal as they struggle to insulate themselves from the lack of growth emulating from these two large economic blocks. Unfortunately, the size of many of these economies and the depth of the respective capital markets of these countries has made ‘decoupling’ a policy wish as opposed to a practical reality.

If asset price stability were dictated solely by changes in expectations to economic activity we could expect many assets will continue to trade in a very volatile fashion within a broad range. This is driven by the tendency of market participants to price in overly extreme scenarios that don’t ultimately materialize.

However, aside from changes in economic activity, we expect asset price volatility will still be influenced by the theme of indebtedness. Debt is unfortunately (for those indebted) an immoveable object which at its simplest level needs to be serviced (interest paid) and the principal eventually repaid in full. For debt to become more flexible would require a restructuring and/or default, both of which have a wide variety of ramifications. Going forward on a more positive note, Europe potentially offers a greater chance of delivering positive policy action as the situation has grown more severe each day and policy makers appear increasingly committed to finding the right policy initiatives.

Our top down asset allocation framework, summarized below, involves the ongoing evaluation of return drivers, representing foundations that support asset classes, hedge fund strategies and various styles. Forming a view on these support pillars is, in our opinion, the first important stage before one solidifies an outlook on any given hedge fund strategy.

An assessment of these drivers across asset classes assists us in concluding whether an appropriate approach to an asset class should be directional, hedged or trading-oriented.

The drivers we evaluate include the following:

−	Volatility of an asset class

−	Cheapness/richness in valuation metrics of the asset class

−	Opportunities for relative valuation and dispersion

−	Changes in risk capital supporting an asset class

−	How leverage impacts an asset class (i.e. is the asset class held by levered investors and an assessment of whether leverage is growing or reducing)

−	Liquidity of an underlying asset class in both depth and breadth

−	Supply considerations impacting specific asset classes and related hedge fund strategies

Discussion of Fund Performance

From November 1, 2010 through October 31, 2011, Class A shares depreciated by -2.51% and -7.90% on a net asset value basis and including the maximum sales load of 5.50%, respectively and Class I shares returned -2.29%. Total annual operating expenses for Class A and Class I are 1.80% and 1.55%, respectively.

The Fund produced positive performance during the first quarter of 2011 as equity, credit and commodity markets rose on the back of positive economic conditions, good corporate earnings, and an accommodative monetary policy. However, investor resolve was tested in the second and third quarters as a confluence of factors ranging from the end of the Fed’s QE2 initiative, the Greek debt crisis followed by the European sovereign debt crisis, an overall global economic slowdown, soft US economic data and worries of a hard landing in China all contributed to a bout of risk aversion. Volatility, as measured by the VIX Index, increased by 41% ranging from a low of 14 to a high of 48.

The Fund’s negative return over this reporting period can be attributed to its long beta related positioning from overall market and sub-sector declines, most notably the Eurostoxx50, financials, industrials and health care equity sectors, as well as long volatility positioning (which hurt the Fund during the first half of the year when volatility was still relatively benign).  Positive contributors to performance were long exposures in high yield credit, Russell 1000, the consumer discretionary, consumer staples, materials and technology equity sectors, and merger arbitrage.  Given this volatile environment, we continue to believe it is important for the Fund to be actively managed and well diversified within equities, credit, commodities and volatility-based strategies.

We believe the Fund is performing consistent with its expectations given the volatile environment. For example, the HFRX Global Hedge Fund Index declined by 5.76% for this reporting period. The Fund exhibits a tracking error of less than 2% to its target Ramius Custom Actively Managed Composite (RCAM Composite). As always, we continue to explore more efficient ways to access long volatility and structural alpha strategies while maintaining minimal tracking error to the RCAM Composite.

This material is not authorized for use unless accompanied or preceded by a prospectus.

Ramius Alternative Solutions LLC

Footnotes and disclosures:

An investment in the Fund is subject to risks, and you could lose money on your investment.  Additionally, the Fund utilizes investment strategies that are non-traditional and may be highly volatile.  Investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio.  The Fund attempts to replicate the market beta and beta timing components of the RCAM Index and may not achieve its objective of providing a more efficient risk-adjusted return profile that other broad-based hedge fund indices.

The use of derivatives can be highly volatile, illiquid and difficult to manage.  Derivatives involve greater risks than the underlying obligations because in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk, pricing risk and leverage risk.  The use of derivatives including options, futures and forward contracts, swap agreements and ETFs may reduce returns and/or increase volatility. Short sales are speculative transactions and involve special risks, including that the fund's losses are potentially unlimited. The Fund is non-diversified meaning it may invest a relatively high percentage of its assets in a limited number of positions making it more vulnerable to changes in the market value of a single position. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity and other factors. There are risks associated with small and mid-capitalization issues such as market illiquidity and greater market volatility than larger capitalization issues.

VIX Index:  VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. The VIX Index represents one measure of the market's expectation of stock market volatility over the next 30 day period.

Beta: Beta can be defined as the part of the return that can be attributed to various market exposures.

Eurostoxx 50: A market capitalization-weighted stock index of 50 large, blue-chip European companies operating within eurozone nations.

Russell 1000: An index of approximately 1,000 of the largest companies in the U.S. equity markets, the Russell 1000 is a subset of the Russell 3000 Index.  The Russell 1000 (maintained by the Russell Investment Group) comprises over 90% of the total market capitalization of all listed U.S. stocks, and is considered a bellwether index for large cap investing.

HFRX Global Hedge Fund Index:  The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

Tracking error:  Tracking error is a measure of how closely a portfolio follows the index to which it is benchmarked. The most common measure is the root-mean-square of the difference between the portfolio and index returns

Alpha:  A measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund's alpha.

Ramius Custom Actively Managed Composite:  The RCAM Composite is a  liquid, uninvested portfolio of hedge funds encompassing a wide range of alternative asset strategies whose market exposures, or beta, will be measured in respect to a variety of market factors, including equity, credit, interest rates, commodities and currencies. Ramius believes replicating this actively managed, proprietary composite will generate returns that are a better representation of hedge funds but with lower volatility and strategy diversification than the returns generated by passive broad-based hedge fund indices.

Index performance is not indicative of Fund performance.  It is not possible to invest directly in an index.

Ramius Dynamic Replication Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2011

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the HFRI Fund Weighted Composite Index.  Results include the reinvestment of all dividends and capital gains.

The HFRI Fund Weighted Composite Index is an equally weighted performance index, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. All single-manager HFRI Index constituents are included in the Index, which accounts for over 2000 funds listed on the internal HFR Database.

The index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Total Returns as of October 31, 2011
Share Class	One Year	Since Inception*
At NAV
Class A	-2.51%	-1.36%
Class I	-2.29%	-1.18%
With Maximum Sales Load
Class A	-7.90%	-5.62%
Class I	-2.29%	-1.18%
HFRI Fund Weighted Composite Index	-0.47%	4.03%
* Inception date 7/22/10 (annualized return).

Gross and Net Expense Ratios for Class A shares are 1.80% and 1.72%, respectively and for Class I shares are 1.55% and 1.47%, respectively, which are the amounts stated in the current prospectus as of the date of this report.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling 1-877-6RAMIUS or by visiting www.ramiusreplication.com.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

The Fund's total returns reflect payment of the maximum sales charge of 5.50%.  Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Ramius Dynamic Replication Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2011

Number of Shares		Value
	EXCHANGE TRADED PORTFOLIOS – 35.7%
	ASSET ALLOCATION – 1.6%
52,869	PowerShares DB G10 Currency Harvest Fund - ETF*	$1,289,475
18,820	SPDR Barclays Capital Convertible Securities - ETF	716,477
		2,005,952

	DEBT – 12.5%
179,510	iShares iBoxx $ High Yield Corporate Bond Fund - ETF	16,026,653

	EQUITY – 20.3%
73,344	Consumer Discretionary Select Sector SPDR Fund - ETF	2,864,817
212,564	Financial Select Sector SPDR Fund - ETF	2,873,865
21,612	iPATH S&P 500 VIX Mid-Term Futures - ETN*, 1	1,312,929
98,985	iShares Russell 1000 Growth Index Fund - ETF	5,771,815
53,521	Materials Select Sector SPDR Fund - ETF	1,841,658
23,268	SPDR S&P MidCap 400 ETF Trust	3,755,455
73,878	Technology Select Sector SPDR Fund - ETF	1,921,567
139,229	Vanguard MSCI Emerging Markets - ETF	5,776,611
		26,118,717

	COMMODITY – 1.3%
50,575	iShares S&P GSCI Commodity Indexed Trust - ETF*	1,683,642

	TOTAL EXCHANGE TRADED PORTFOLIOS (Cost $43,240,788)	45,834,964

	SHORT-TERM INVESTMENTS – 69.6%
89,292,573	Fidelity Institutional Money Market Fund, 0.15%1, 2	89,292,573

	TOTAL SHORT-TERM INVESTMENTS (Cost $89,292,573)	89,292,573

	TOTAL INVESTMENTS – 105.3% (Cost $132,533,361)	135,127,537
	Liabilities in Excess of Other Assets – (5.3)%	(6,821,312)
	TOTAL NET ASSETS – 100.0%	$128,306,225

	SECURITIES SOLD SHORT – (1.6)%
	EXCHANGE TRADED PORTFOLIOS – (1.6)%
	EQUITY – (1.6)%
(65,035)	Consumer Staples Select Sector SPDR Fund - ETF	(2,018,686)

	TOTAL SECURITIES SOLD SHORT (Proceeds $2,027,941)	$(2,018,686)

Ramius Dynamic Replication Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2011

ETF – Exchange Traded Fund
ETN – Exchange Traded Note

* Non-income producing security.
1 All or a portion of this security is segregated as collateral for securities sold short and swap contracts.  The aggregate value of segregated securities is $2,898,585.
2 The rate is the annualized seven-day yield at period end.

SUMMARY OF INVESTMENTS
As of October 31, 2011

Security Type/Asset Class	Percent of Total Net Assets
Exchange Traded Portfolios
Equity	20.3%
Debt	12.5%
Asset Allocation	1.6%
Commodity	1.3%
Total Exchange Traded Portfolios	35.7%
Short-Term Investments	69.6%
Total Investments	105.3%
Liabilities in Excess of Other Assets	(5.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2011

Swap Contracts

Credit Default Swaps
						Premium	Unrealized
		Notional	Pay/Receive1	Fixed	Expiration	Paid	Appreciation
Counterparty	Reference Instrument	Amount	Fixed Rate	Rate	Date	(Received)	(Depreciation)

Goldman Sachs	Markit CDX North American
	Investment Grade Series 17 Index	$2,000,000	Pay	1.00%	12/20/2016	$20,239	$(3,289)
Goldman Sachs	Markit LCDX North American
	Series 17 Index	12,000,000	Receive	2.50	12/20/2016	(1,342,500)	751,100
Goldman Sachs	Markit iTraxx Europe Sub
	Financials Series 16 Index	€2,000,000	Pay	5.00	12/20/2016	17,300	(118,672)

Total Credit Default Swaps						$(1,304,961)	$629,139
1 If Ramius Dynamic Replication Fund (the Fund) is paying a fixed rate, the counterparty acts as guarantor of the variable instrument. If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument.

Total Return Swaps
			Pay/Receive			Unrealized
		Notional	Total Return on	Financing	Maturity	Appreciation
Counterparty	Reference index	Amount	Reference Index	Rate2	Date	(Depreciation)

Barclays	BCCFBKLP vs. DJUBS Index	$2,600,000	Receive	1.25%	6/30/2016	$(4,422)
Barclays	BXIIQVUE Index	2,600,000	Receive	0.00	5/31/2016	(95,313)
Barclays	SPDVIXP Index	323,500	Receive	0.00	10/31/2016	1
Credit Suisse	CSLABMN Index	6,444,000	Receive	3-Month USD-LIBOR plus 0.55%	9/1/2012	37,035
Credit Suisse	CSVIOEUS Index	2,600,000	Receive	0.00	6/29/2012	31,306
Credit Suisse	FXFTERUS Index	1,300,000	Receive	0.00	6/29/2012	(38,578)
Credit Suisse	HSGMN Index	2,600,000	Receive	1.00	6/30/2012	7,752
Societe General	SGIXVINC Index	645,000	Receive	1-Month USD-LIBOR plus 0.26%	7/2/2012	(488)
UBS	UBCIV24 Index	1,560,000	Receive	1.00	7/1/2016	(16,046)
UBS	UBEMACS Index	1,300,000	Receive	1.00	7/1/2016	(3,792)
UBS	ULTAESEU Index	2,600,000	Receive	0.00	7/1/2016	(7,340)
UBS	ULTARASX Index	2,540,000	Receive	1.00	7/1/2016	(132,865)

Total Total Return Swaps						$(222,750)
2 Financing rate is based upon predetermined notional amounts.

Ramius Dynamic Replication Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2011

Assets:
Investments in securities, at value (cost $132,533,361)	$135,127,537
Cash	2,602,000
Cash deposited with broker for securities sold short and swap contracts	3,174,505
Receivables:
Investment securities sold	3,115,213
Premiums paid on open swap contracts	44,694
Unrealized appreciation on open swap contracts	827,195
Unrealized appreciation on open future contracts	131,945
Fund shares sold	152,965
Dividends and interest	9,179
Redemption fee	5
Prepaid expenses	14,703
Total assets	145,199,941

Liabilities:
Securities sold short, at value (proceeds $2,027,941)	2,018,686
Foreign cash due to custodian, at value (proceeds $233,978)	232,994
Payables:
Investment securities purchased	11,970,699
Premiums received on open swap contracts	1,342,500
Unrealized depreciation on open swap contracts	420,806
Unrealized depreciation on open future contracts	15,410
Fund shares redeemed	117,792
Due to Advisor	131,618
Distribution Plan - Class A (Note 7)	61
Variation margin	571,065
Fund accounting fees	16,383
Administration fees	16,166
Transfer agent fees	7,423
Chief Compliance Officer fees	2,322
Custody fees	2,186
Trustees fees	703
Accrued other expenses	26,902
Total liabilities	16,893,716

Net Assets	$128,306,225

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$126,981,948
Accumulated net investment loss	(147,673)
Accumulated net realized loss on investments, foreign cash, futures, securities sold short
and swap contracts	(1,655,389)
Net unrealized appreciation on:
Investments	2,594,176
Foreign cash	984
Futures	116,535
Securities sold short	9,255
Swap contracts	406,389
Net Assets	$128,306,225

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$46,111
Shares of beneficial interest issued and outstanding	4,704
Redemption price	9.80
Maximum sales charge (5.50%* of offering price)	0.57
Maximum offering price to public	$10.37

Class I Shares:
Net assets applicable to shares outstanding	$128,260,114
Shares of beneficial interest issued and outstanding	13,060,520
Redemption price	$9.82

See accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2011

Investment Income:
Dividends	$1,278,316
Interest	133,596
Total investment income	1,411,912

Expenses:
Advisory fees	1,399,219
Distribution fees - Class A (Note 7)	118
Administration fees	131,671
Offering cost	105,588
Fund accounting fees	80,171
Transfer agent fees	54,188
Registration fees	46,800
Miscellaneous	19,919
Legal fees	18,520
Custody fees	16,901
Audit fees	15,502
Shareholder reporting fees	11,238
Chief compliance officer fees	9,001
Trustees' fees and expenses	6,201
Insurance fees	1,877

Total expenses	1,916,914
Advisory fees waived	(213,399)
Dividends on securities sold short	29,410
Interest expense	12,609
Net expenses	1,745,534
Net investment loss	(333,622)

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures,
Securities Sold Short and Swap Contracts:
Net realized gain (loss) on:
Investments	(569,717)
Foreign currency transactions	42,575
Futures	270,615
Securities sold short	(573,555)
Swap contracts	(1,371,769)
Net realized loss	(2,201,851)
Net change in unrealized appreciation/depreciation on:
Investments	1,827,413
Foreign currency translations	984
Futures	116,535
Securities sold short	149,495
Swap contracts	373,056
Net change in unrealized appreciation/depreciation	2,467,483
Net realized and unrealized gain on investments, foreign currency, futures,
securities sold short and swap contracts	265,632

Net Decrease in Net Assets from Operations	$(67,990)

See accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2011	For the Period July 22, 2010* to October 31, 2010
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(333,622)	$(139,695)
Net realized gain (loss) on investments, foreign currency transactions,
futures, securities sold short and swap contracts	(2,201,851)	222,895
Net change in unrealized appreciation/depreciation on investments, foreign
currency translations, futures, securities sold short and swap contracts	2,467,483	659,856
Net increase (decrease) in net assets resulting from operations	(67,990)	743,056

Distributions to Shareholders:
From net investment income:
Class A	(63)	-
Class I	(123,205)	-
From net realized gain:
Class A	(221)	-
Class I	(281,211)	-
Total distributions	(404,700)	-

Capital Transactions:
Net proceeds from shares sold:
Class A	98,491	41,000
Class I	146,154,031	141,706,708
Reinvestment of distributions:
Class A	282	-
Class I	404,248	-
Cost of shares repurchased:
Class A1	(93,997)	-
Class I2	(150,791,831)	(9,483,073)
Net increase (decrease) in net assets from capital transactions	(4,228,776)	132,264,635

Total increase (decrease) in net assets	(4,701,466)	133,007,691

Net Assets:
Beginning of period	133,007,691	-
End of period	$128,306,225	$133,007,691

Accumulated net investment loss	$(147,673)	$(33,333)

Capital Share Transactions:
Shares sold:
Class A	9,848	4,068
Class I	15,071,134	14,134,252
Shares reinvested:
Class A	28	-
Class I	39,866	-
Shares repurchased:
Class A	(9,240)	-
Class I	(15,239,350)	(945,382)
Net increase (decrease) in net assets from capital share transactions	(127,714)	13,192,938

*	Commencement of operations.
1	Net of redemption fee proceeds of $11.
2	Net of redemption fee proceeds of $12,747 and $694, respectively.

See accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2011		For the Period July 22, 2010* to October 31, 2010
Net asset value, beginning of period	$10.08		$10.00
Income from Investment Operations:
Net investment loss	(0.05)	1	(0.01)	1
Net realized and unrealized gain (loss) on investments	(0.20)		0.09
Total from investment operations	(0.25)		0.08

Less Distributions:
From net investment income	(0.01)		-
From net realized gain	(0.02)		-
Total distributions	(0.03)		-

Redemption fee proceeds	-	2	-	2

Net asset value, end of period	$9.80		$10.08

Total return3	(2.51)%		0.80%	4

Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$46		$41

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.86%	6	1.94%	5, 8
After fees waived and expenses absorbed	1.68%	6	1.76%	5, 8
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	(0.70)%	7	(0.86)%	5, 9
After fees waived and expenses absorbed	(0.52)%	7	(0.68)%	5, 9
Portfolio turnover rate	374%		141%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Does not include payment of maximum sales charge of 5.50%.  If the sales charges were included, total return would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

4	Not annualized.
5	Annualized.
6
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 1.83%; the ratio of expenses to average net assets after fees waived would have been 1.65%.

7
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.67)%; the ratio of net investment income to average net assets after fees waived would have been (0.49)%.

8
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 1.83%; the ratio of expenses to average net assets after fees waived would have been 1.65%.

9
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.75)%; the ratio of net investment income to average net assets after fees waived would have been (0.57)%.

See accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2011		For the Period July 22, 2010* to October 31, 2010
Net asset value, beginning of period	$10.08		$10.00
Income from Investment Operations:
Net investment loss	(0.03)	1	(0.01)	1
Net realized and unrealized gain (loss) on investments	(0.20)		0.09
Total from investment operations	(0.23)		0.08

Less Distributions:
From net investment income	(0.01)		-
From net realized gain	(0.02)		-
Total distributions	(0.03)		-

Redemption fee proceeds	-	2	-

Net asset value, end of period	$9.82		$10.08

Total return	(2.29)%		0.80%	3

Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$128,260		$132,967

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.61%	5	1.69%	4, 7
After fees waived and expenses absorbed	1.43%	5	1.51%	4, 7
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	(0.45)%	6	(0.61)%	4, 8
After fees waived and expenses absorbed	(0.27)%	6	(0.43)%	4, 8
Portfolio turnover rate	374%		141%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.
5
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 1.58%; the ratio of expenses to average net assets after fees waived would have been 1.40%.

6
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.42)%; the ratio of net investment income to average net assets after fees waived would have been (0.24)%.

7
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 1.58%; the ratio of expenses to average net assets after fees waived would have been 1.40%.

8
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.50)%; the ratio of net investment income to average net assets after fees waived would have been (0.32)%.

See accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2011

Note 1 – Organization
Ramius Dynamic Replication Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective seeks to replicate the returns attributable to: (i) the exposure of the Ramius Custom Actively Managed Composite (the "RCAM Composite") to various markets and (ii) the changes in that market exposure from month to month. The Fund commenced investment operations on July 22, 2010, with two classes of shares, Class A and Class I.

Note 2 –Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Stock Index Futures
The Fund may invest in stock index futures as a substitute for a comparable market position in the underlying securities.  A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.  Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.   Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.  Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2011

The Fund had the following futures contracts open at October 31, 2011:

Futures Contracts
Number of Contracts Long (Short)	Description	Expiration Date	Value at Trade Date	Value at October 31, 2011	Unrealized Appreciation (Depreciation)
87	Euro STOXX 50	December 2011	$1,938,742	$2,070,687	$131,945
38	Russell 2000 Mini	December 2011	2,824,773	2,809,363	(15,410)
					$116,535

(c) Exchange Traded Notes
Exchange Traded Notes (“ETNs”) are debt securities that combine certain aspects of Exchange Traded Funds (“ETFs”) and bonds.  ETNs are not investment companies and thus are not regulated under the 1940 Act.  ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer.  ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

(d) Swap Contracts
Swap agreements are over-the-counter contracts entered into primarily by institutional investors.  In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investment or instrument.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of swaps or securities or commodities representing a particular index. The Fund also may enter into credit default swaps which involve the exchange of a periodic premium for protection against or exposure to a defined credit event (such as payment default, refinancing or bankruptcy).  Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default swaps in which the Fund acts as guarantor, and may enter into credit default swaps in which the counterparty acts as guarantor.

The credit default swap contracts are marked-to-market daily using fair value estimates provided by an independent pricing service.  Changes in value are recorded as unrealized appreciation/(depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts.  Premiums paid to or by the Fund are accrued daily and included in realized gain or loss on swaps.  The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Statement of Assets and Liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.  Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2011

(e) Money Market Investments
The Fund invests a significant amount (69.6% as of October 31, 2011) in the Fidelity Institutional Money Market Fund (“FMPXX”).  FMPXX Invests in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest category by at least two nationally recognized rating services or by one if only one rating service has rated a security, or, if unrated, determined to be of equivalent quality by Fidelity Management & Research Company, U.S. Government securities and repurchase agreements. FMPXX may invest more than 25% of its total assets in the financial services sector.

(f) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $133,756, which are being amortized over a one-year period from July 22, 2010 (commencement of operations).

In conjunction with the use of short sales, futures, or swap contracts, the Fund may be required to maintain collateral in various forms. At October 31, 2011 such collateral is denoted in the Fund’s Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of short sales, options, futures, or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At October 31, 2011 these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

(g) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze the open tax year of 2010, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended October 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2011

(h) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Ramius Alternative Solutions LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.15% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.65% and 1.40% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is effective until March 1, 2012, and may be terminated by the Trust’s Board of Trustees.

For the period November 1, 2010 through October 31, 2011, the Advisor waived $213,399 of its advisory fees.  The Advisor may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including the recovered expenses, falls below any current expense limit and the expense limit in place at the time the expenses were incurred.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At October 31, 2011, the amount of these potentially recoverable expenses was $273,251.  The Advisor may recapture a portion of the following amounts no later than October 31 of the years stated below:

2013:           $59,852
2014:           $213,399

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.

For the period November 1, 2010 through October 31, 2011, there were no selling commissions retained by the Fund’s distributor.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period November 1, 2010 through October 31, 2011, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the period November 1, 2010 through October 31, 2011 are reported on the Statement of Operations.

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2011

Note 4 – Federal Income Taxes
At October 31, 2011, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$135,528,309

Gross unrealized appreciation	2,402,032
Gross unrealized depreciation	(3,101,136)

Net unrealized depreciation	$(699,104)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Accounting principals generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended October 31, 2011, permanent differences in book and tax accounting have been reclassified to paid in capital, undistributed net investment loss and accumulated net realized loss as follows:

Increase (Decrease)
Paid in Capital	Undistributed Net Investment Loss	Accumulated Net Realized Loss
$ (1,025,953)	$ 342,550	$ 683,403

As of October 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$1,569,013
Undistributed long-term capital gains	454,368
Tax accumulated earnings	2,023,381
Accumulated capital and other losses	-
Net unrealized depreciation on investments and securities sold short	(699,104)
Total accumulated earnings	$1,324,277

The tax character of the distribution paid during the fiscal year ended October 31, 2011 was as follows:

Distributions paid from:
Ordinary income	$404,700
Long-term capital gains	-
Total distributions	$404,700

Note 5 – Redemptions Fee
The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 60 days of purchase.  For the period November 1, 2010 through October 31, 2011, the Fund received $12,758 in redemption fees.

Note 6 - Investment Transactions
For the period November 1, 2010 through October 31, 2011, purchases and sales of investments, excluding short-term investment, futures and swap contracts, were $167,426,130 and $160,318,079, respectively.

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2011

Note 7 - Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the period November 1, 2010 through October 31, 2011, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2011

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2011, in valuing the Fund’s assets carried at fair value:

Description	Level 1	Level 2	Level 3	Total
Assets Table
Exchange Traded Portfolios	$45,834,964	$-	$-	$45,834,964
Short-Term Investments	89,292,573	-	-	89,292,573
Total Assets	$135,127,537	$-	$-	$135,127,537

Liabilities Table
LiabilitiesExchange Traded Portfolios	$2,018,687	-	-	$2,018,687
Total Liabilities	$2,018,687	-	-	$2,018,687

Other Financial Instruments*
Futures Contracts	$116,535	$-	$-	$116,535
Credit Default Swap Contracts	-	629,139	-	629,139
Total Return Swap Contracts	-	(222,750)	-	(222,750)
Total Other Financial Instruments	$116,535	$406,389	$-	$522,924

The total change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments held at October 31, 2011 was $(194,292).

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Other Financial Instruments*

Balance as of 10/31/10	$33,333
Realized gain	355,681
Change in unrealized appreciation/depreciation	(194,292)
Net sales	(194,722)
Transfers in and/or out of Level 3	-
Balance as of 10/31/11	$-

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options.  Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2011

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options during the period November 1, 2010 through October 31, 2011.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of October 31, 2011 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments, carried at fair value	Statement of Asset and Liabilities Location	Fair Value	Statement of Asset and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on open future contracts	$131,945	Unrealized depreciation on open future contracts	$15,410
			Variation margin payable on future contracts	571,065
Credit contracts	Unrealized appreciation on open swap contracts	827,195	Unrealized depreciation on open swap contracts	420,805
Total		$959,140		$1,007,280

The effects of derivative instruments on the Statement of Operations for the period November 1, 2010 through October 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Future Contracts	Swap Contracts	Total
Equity contracts	$270,615	$-	$270 ,165
Credit contracts	-	(1,371,769)	(1,371,769)
Total	$270,615	$(1,371,769)	$(1,101,604)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Future Contracts	Swap Contracts	Total
Equity contracts	$116,535	$-	$116,535
Credit contracts	-	373,056	373,056
Total	$116,535	$373,056	$489,591

Note 11 – Events Subsequent to the Fiscal Year End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Note 12 – Improving Disclosures about Fair Value Measurements
In January 2010, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2011

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements’ in GAAP and the International Financial Reporting Standards (“IFRSs’). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Ramius Dynamic Replication Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets, and the financial highlights for the period July 22, 2010 to October 31, 2010 and for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ramius Dynamic Replication Fund as of October 31, 2011, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the period July 22, 2010 to October 31, 2010 and for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 30, 2011

Ramius Dynamic Replication Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For the year ended October 31, 2011, 7.14% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

For the year ended October 31, 2011, 6.29% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-877-6RAMIUS (1-877-672-6487).  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	41	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	41	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	41	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	41	None.

Ramius Dynamic Replication Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006).	41	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Ramius Dynamic Replication Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement with Ramius Alternative Solutions, LLC

At an in-person meeting held on September 21-22, 2011, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Ramius Alternative Solutions, LLC (the “Investment Advisor”) with respect to the Ramius Dynamic Replication Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. The Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund compared with returns of the HFRI Fund Weighted Composite Index for the three-month, year-to-date and one-year periods ended August 31, 2011, and with a select group of comparable funds selected by MFAC (the “Peer Group”) for the three-month, year-to-date and one-year periods ended July 31, 2011.  With respect to the performance results of the Fund, the Board noted that the materials they reviewed indicated that the annualized total returns of both classes of the Fund were below the returns of the Index and the average returns of the Peer Group funds for all periods.  The Trustees noted that the Fund had a relatively short performance history during a volatile market.  They also considered whether a more specific peer group could be constructed that would provide a more appropriate comparison to the Fund.  The Board noted the Investment Advisor’s representation that the Fund had experienced a low tracking error compared to its target portfolio, and had performed as expected by the Investment Advisor on a risk-adjusted basis in a negative return environment.

The Board considered the overall quality of services provided by Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in all aspects of day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, the commitment of the Investment Advisor to the Fund’s growth, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Ramius Dynamic Replication Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fees and Expense Ratio
With respect to the advisory fees and total expenses paid by the Fund, the Board noted the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) and the total expenses paid by the Fund (net of fee waivers by the Investment Advisor) were higher than the Fund’s Peer Group averages.  The Board noted, however, that the Investment Advisor was waiving a portion of its advisory fees with respect to the Fund because of the Fund’s low asset levels.  The Board noted that the fees charged by the Investment Advisor to the Fund are comparable to the asset-based fees the Investment Advisor charges with respect to other clients managed using the same investment strategy as the Fund, and that certain of such other clients also pay performance-based fees to the Investment Advisor. The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, including investment advisory fees paid to the Investment Advisor, Rule 12b-1 distribution fees paid to the Investment Advisor’s affiliates, and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset levels of the Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Ramius Dynamic Replication Fund
FUND EXPENSES
For the Six Months Ended October 31, 2011 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 5/1/11 to 10/31/11.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expense Paid During Period*
		5/1/11	10/31/11	5/1/11 – 10/31/11
Class A	Actual Performance	$1,000.00	$948.70	$8.03
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.76	$8.31
Class I	Actual Performance	$1,000.00	$949.70	$6.92
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.90	$7.16

* Expenses are equal to the Fund’s annualized expense ratio of 1.63% and 1.41% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Investment Adviser
Ramius Alternative Solutions LLC
599 Lexington Avenue
New York, New York  10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

FUND INFORMATION

	TICKER	CUSIP
Ramius Dynamic Replication Fund – Class A	RDRAX	461 418 725
Ramius Dynamic Replication Fund – Class I	RDRIX	461 418 717

Privacy Principles of the Ramius Dynamic Replication Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Ramius Dynamic Replication Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 6RAMIUS or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 6RAMIUS or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (877) 6RAMIUS. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Ramius Dynamic Replication Fund
803 West Michigan Street
Milwaukee, WI 53233
Toll Free: (877) 6RAMIUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-626-914-4141.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2011	FYE 10/31/2010
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2011	FYE 10/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2011	FYE 10/31/2010
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
[John P. Zader, President

Date	January 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	January 4, 2012

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	January 4, 2012